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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2004
                                                          (April 26, 2004)
                                                          ----------------



                             RURBAN FINANCIAL CORP.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)



            OHIO                           0-13507               34-1395608
----------------------------          ----------------       -------------------
(State or other jurisdiction          (Commission File          (IRS Employer
      of incorporation)                    Number)           Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                         Index to Exhibits is on Page 5.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

              Not applicable.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                       DESCRIPTION
                    --------------                       -----------

                         99                  Press Release dated April 26, 2004

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not applicable.

ITEM 9.       REGULATION FD DISCLOSURE.

              Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

              Not applicable.


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ITEM 11.      TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
              BENEFIT PLANS.

              Not applicable.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On April 26, 2004, Rurban Financial Corp. announced by press release its earnings for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99. The information contained in this Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                       3
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RURBAN FINANCIAL CORP.



Date:  April 28, 2004                  By: /s/ James E. Adams
                                           ------------------------------------
                                           James E. Adams, Executive Vice
                                           President and Chief Financial Officer


                                       4

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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                        DESCRIPTION                      PAGE NO.
--------------                        -----------                      --------

     99                    Press Release dated April 26, 2004             *


------------
  *Filed herewith






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